UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15 (D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of report (Date of earliest event reported):
                                November 7, 2005

                         MAGELLAN HEALTH SERVICES, INC.
               (Exact Name of Registrant as Specified in Charter)

             DELAWARE                      1-6639              58-1076937
    (State or Other Jurisdiction      (Commission File        (IRS Employer
        of Incorporation)                 Number)           Identification No.)

           55 NOD ROAD
         AVON, CONNECTICUT                                      06001
(Address of Principal Executive Offices)                     (Zip Code)

       Registrant's telephone number, including area code: (860) 507-1900

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 - OTHER EVENTS

           The State of Tennessee Bureau of Tenncare announced yesterday that it had issued a Request for Information ("RFI") with regard to a possible model for the management of the integrated delivery of behavioral and physical medical care to Tenncare enrollees in the Middle Region of Tennessee by managed care organizations. The RFI contemplates that the managed care organizations might subcontract with a separate company to provide behavioral healthcare management as part of an integrated healthcare management offering.

           Currently, Magellan Health Services, Inc. (the "Company"), directly and through affiliates, provides behavioral healthcare management for Tenncare enrollees in all regions of Tennessee (Eastern, Middle and Western) pursuant to contracts directly with the Bureau that terminate on June 30, 2006. The Company estimates that, for the nine months ended September 30, 2005, revenue derived from TennCare enrollees residing in the Middle Region amounted to approximately $120 million. Further information regarding the business the Company does with the Tenncare program is provided in the Company's Annual Report on Form 10-K for the year ended December 31, 2004 and its Quarterly Report on Form 10-Q for the quarter ended September 30, 2005. The Company does not expect that any contract awarded as a result of the RFI process would become effective before the expiration of its existing contracts.

           If as a result of the Bureau's consideration of the results of the RFI a decision were made to seek proposals for integrated healthcare management of the Tenncare program, the Company anticipates that it would seek to subcontract to provide behavioral healthcare management for the Tenncare program; however, there is no assurance that the Company will be able to secure such an arrangement.


ITEM 9.01. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of business acquired:        Not applicable.

(b)  Pro forma financial information:                  Not applicable.

(c)   Exhibits:                                        Not applicable.

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       MAGELLAN HEALTH SERVICES, INC.


                                       By: /s/ Mark S. Demilio
                                           -------------------------------------
                                           Name:  Mark S. Demilio
                                           Title: Executive Vice President and
                                                  Chief Financial Officer
Dated: November 8, 2005










                                       3